Exhibit (a)(1)(B)
KING PHARMACEUTICALS, INC.
Letter of Transmittal
Offer to Purchase for Cash
Any and All of its Outstanding 2 3/4% Convertible Debentures due November 15, 2021
(CUSIP No. 495582AF5 or 495582AG3)
at
$996.25 for Each $1,000 Principal Amount of Debentures
Pursuant to the Offer to Purchase
Dated April 28, 2006
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 26, 2006, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”) OR TERMINATED.
The Depositary for the Tender Offer is:
(COMPUTERSHARE LOGO)

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:
Computershare Trust Company	For Eligible Institutions Only	Computershare Trust Company
of New York	(212) 701-7636	of New York
Wall Street Station		Wall Street Plaza
P.O. Box 1010	For Confirmation Only	88 Pine Street, 19th Floor
New York, NY 10268-1010	Telephone:	New York, NY 10005
(212) 701-7600
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND, IF APPLICABLE, COMPLETE THE SUBSTITUTE FORM W-9.
      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
      This Letter of Transmittal is to be completed by holders if either Debentures (as defined below) are to be forwarded herewith or if delivery of Debentures is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the book-entry transfer procedure described in Section 5 of the Offer to Purchase (as defined below), unless such holder is tendering Debentures through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a holder tendering Debentures through ATOP. Delivery of documents to DTC does not constitute delivery to the Depositary.
      Any questions related to the procedure for tendering Debentures and requests for assistance may be directed to the Dealer Manager or the Information Agent at the address and telephone number set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

      Holders who wish to be eligible to receive the purchase price pursuant to the Offer to Purchase must validly tender (and not withdraw) their Debentures to the Depositary prior to the Expiration Date.
      Holders tendering by book-entry transfer to the Depositary’s account at DTC should arrange for the DTC participant holding the Debentures through its DTC account to tender those Debentures in the tender offer to the Depositary prior to the Expiration Date. In the event one or more brokers, dealers, banks, trust companies, custodians or other nominees acts as an intermediary between your agent and that DTC participant, your agent should arrange to deliver the tender instructions for the Debentures to the appropriate DTC participant. For further information, see Section 5, “Procedures for Tendering Debentures” in the Offer to Purchase.
      A tender will be deemed to have been received only when the Depositary receives (i) either a duly completed Agent’s Message through the facilities of DTC at the Depositary’s DTC account or a properly completed Letter of Transmittal, and (ii) confirmation of book-entry transfer of the Debentures into the Depositary’s applicable DTC account.
      You may submit only one Agent’s Message or Letter of Transmittal for the Debentures tendered.
      Notwithstanding any other provision of the Offer (as defined below), the obligations of King Pharmaceuticals, Inc. (the “Purchaser”) to accept for purchase, and to pay the purchase price for, any Debentures validly tendered and not properly withdrawn pursuant to the Offer is subject to and conditioned upon the satisfaction of, or, where applicable, waiver by the Purchaser of, all conditions of the Offer described in Section 8, “Conditions to the Offer” in the Offer to Purchase.

☐	CHECK HERE IF DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Institution(s):

DTC Account Number:

Transaction Code Number:

Date Tendered:

Principal Amount of Debentures Evidenced by Debenture Number(s):

Principal Amount of Debentures Tendered:

☐	CHECK HERE IF TENDERED DEBENTURES ARE ENCLOSED HEREWITH.

DESCRIPTION OF DEBENTURES TENDERED

Name(s) and Address(es) of Registered Holder(s)*
(Please fill-in, if blank, exactly as	Debenture Number(s) and Debenture(s) Tendered
name(s) appear(s) on the Debenture(s)).	(Attach Additional List If Necessary)

Principal Amount
of Debentures
		Evidenced By	Principal Amount
	Debenture	Debenture	of Debentures
	Number(s)**	Numbers(s)**	Tendered***

Total Principal Amount:

* If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the Debentures tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of the Debentures.
** Need not be completed by holders of Debentures tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer.
*** Unless otherwise indicated, it will be assumed that all Debentures delivered to the Depositary are being tendered hereby. See Instruction 4.

      For purposes of the Offer, the Purchaser will be deemed to have accepted for payment and therefore purchased the Debentures that are validly tendered and not properly withdrawn only when, as and if the Purchaser gives notice to the Dealer Manager or the Depositary, as applicable, of its acceptance of the Debentures for payment. The Purchaser will make payment in U.S. dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from the Purchaser and transmitting payment to you. Receipt of payment in connection with the Offer may result in tax consequences. See Section 9, “Certain U.S. Federal Income Tax Consequences” in the Offer to Purchase.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:
      The undersigned hereby tenders to King Pharmaceuticals, Inc., a Tennessee corporation (the “Purchaser”), the above-described
2 3/4 % Convertible Debentures due November 15, 2021, CUSIP No. 495582AF5 or 495582AG3 of the Purchaser (the “Debentures”), pursuant to the Purchaser’s offer to purchase any and all outstanding Debentures at $996.25 for each 1,000 principal amount of Debentures, in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 28, 2006 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the “Offer”).
      Subject to, and effective upon, acceptance for payment of the principal amount of Debentures tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Debentures that are being tendered hereby and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of all of such Debentures (including, without limitation, the right to all interest payable on the Debentures) (collectively, “Claims”), waives any and all other rights with respect to such Debentures, and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depository also acts as the agent of the Purchaser) with respect to such Debentures and all Claims, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver such Debentures and all Claims, or transfer ownership of such Debentures and all Claims on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Debentures and all Claims for transfer on the books of the Purchaser, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures and all Claims, all in accordance with the terms of the Offer.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and all Claims, and that when such Debentures are accepted for payment and paid for by the Purchaser pursuant to the Offer, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Claims, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Debentures and Claims will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby and all Claims. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Claims in respect of the Debentures tendered hereby and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Claim and may withhold the entire purchase price of the Debentures tendered hereby or deduct from such purchase price the amount or value of such Claim as determined by the Purchaser in its sole discretion.
      No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, trustees in bankruptcy, personal and legal representatives, executors, administrators, successors and assigns of the undersigned and any transferees of the Debentures. Except as stated in the Offer to Purchase, this tender is irrevocable.
      In consideration for the purchase of the Debentures pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Purchaser or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Purchaser as a result of or in any manner related to (a) the undersigned’s purchase, ownership or disposition of the Debentures or (b) any decline in the value thereof up to and including the Expiration Date.
      The undersigned understands that tenders of Debentures pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Purchaser’s acceptance of such Debentures for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.
      The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer for any of the Debentures tendered or may accept for payment fewer than all of the Debentures tendered.
      The Purchaser will make payment in U.S. dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from the Purchaser and transmitting payment to you.
      Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Debentures purchased, and return all Debentures representing principal amounts not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under “Description of Debentures Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Debentures purchased and all Debentures representing principal amounts not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Debentures Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Debentures purchased and return all Debentures representing principal amounts not purchased or not tendered in the name(s) of, and mail such check and Debentures to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit, to the account at DTC designated above, the principal amount of any Debentures tendered hereby and delivered by book-entry transfer that are not purchased in accordance with the Offer. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Debentures from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Debentures tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if(i) the check for the purchase price of Debentures purchased is to be issued in the name of someone other than the undersigned, or (ii) Debentures representing principal amounts not tendered or not purchased hereby are to be issued in the name of someone other than the undersigned, or (iii) Debentures tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at DTC other than that designated above.
Issue:     ☐ Check     ☐  Debenture(s) to:
Name:

(Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)

☐	Credit Debentures delivered by book-entry transfer and not purchased to the account set forth below:

DTC Account Number
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)
      To be completed ONLY if (i) the check for the purchase price of Debentures purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Debentures Tendered,” or (ii) Debentures representing principal amounts not tendered or not purchased hereby are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Debentures Tendered.”
Mail:     ☐ Check     ☐  Debenture(s) to:
Name:

(Print)
Address:

(Include Zip Code)

IMPORTANT
PLEASE COMPLETE AND SIGN BELOW
AND COMPLETE SUBSTITUTE FORM W-9 HEREIN
(To be completed by all tendering holders regardless of whether Debentures are being physically delivered herewith, unless tender is being effected through ATOP.)

Signature(s) of Holder(s)
Dated: ______________________________ , 2006
(Must be signed by registered holder(s) exactly as name(s) appear(s) on Debenture or on a security position listing or by a person(s) authorized to become a registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)
Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number:

                                        (See Substitute Form W-9 herein)
GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature:

Name:

(Please Print)
Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone Number:

Dated: ______________________________ , 2006

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
      1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other financial institution that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an “Eligible Institution”). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall, unless the context otherwise requires, include any participant in DTC whose name appears on a security position listing as the owner of Debentures) of Debentures tendered herewith, unless either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” herein has been completed by such holder(s), or (b) such Debentures are tendered for the account of an Eligible Institution. See Instruction 5.
      2. Delivery of Letter of Transmittal and Debentures. This Letter of Transmittal is to be used if either Debentures are to be forwarded herewith or if Debentures are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 5 of the Offer to Purchase. Debentures evidencing all physically tendered Debentures, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Debentures delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the first page hereof prior to the Expiration Date (as defined on the cover page of the Offer to Purchase). If Debentures are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation (as defined in Section 5 of the Offer to Purchase), which states that (i) DTC has received an express acknowledgment from the participant in DTC tendering the Debentures that are the subject of the Book-Entry Confirmation, (ii) the participant has received and agrees to be bound by the terms of this Letter of Transmittal and (iii) the Purchaser may enforce such agreement against the participant.
      The method of delivery of this Letter of Transmittal, Debentures and all other required documents, including delivery through DTC, is at the option and risk of the tendering holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
      No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Debentures for payment.
      3. Inadequate Space. If the space provided herein under “Description of Debentures Tendered” is inadequate, the Debenture numbers, the principal amount of Debentures evidenced by such Debenture numbers and the principal amount of Debentures tendered should be listed on a separate schedule and attached hereto.
      4. Partial Tenders (not applicable to holders who tender by book-entry transfer). Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof, provided that any holder may tender all Debentures held by such holder, even if the aggregate principal amount of such Debentures is not an integral multiple of $1,000. If less than the entire principal amount of all Debentures delivered to the Depositary herewith is to be tendered hereby, fill in the principal amount which is to be tendered in the box entitled “Principal Amount of Debentures Tendered.” In such cases, substitute Debentures evidencing the principal amount of Debentures that were delivered to the Depositary herewith and not tendered or not purchased pursuant to the Offer will be sent to the person(s)

signing this Letter of Transmittal, unless otherwise provided in the box included in this Letter of Transmittal entitled “Special Delivery Instructions” as soon as practicable after the expiration or termination of the Offer. All Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
      5. Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Debentures without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Debentures. If any Debentures tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.
      If any of the Debentures tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Debentures.
      If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, no endorsements of such Debentures or separate instruments of transfer are required, unless payment is to be made to, or substitute Debentures evidencing the principal amount of Debentures not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Debenture(s) tendered hereby must be endorsed or accompanied by appropriate written instruments of transfer, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Debenture(s). Signatures on such Debenture(s) and written instruments of transfer must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Debentures tendered hereby, such Debentures must be endorsed or accompanied by appropriate written instruments of transfer, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Debenture(s). Signatures on such Debenture(s) and written instruments of transfer must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal or any Debenture or written instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person’s authority so to act must be submitted.
      6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid all transfer taxes with respect to the sale and transfer of any Debentures to it, or to its order, pursuant to the Offer. If, however, payment of the purchase price of any Debentures purchased is to be made to, or substitute Debentures evidencing the principal amount of Debentures not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Debentures purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.
      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Debentures tendered hereby is to be issued, or substitute Debentures evidencing the principal amount of Debentures not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such substitute Debentures are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Debentures Tendered” above, the appropriate boxes included in this Letter of Transmittal entitled “Special Payment Instructions” and/or “Special Delivery Instructions,” must be completed. Holders delivering Debentures tendered hereby by book-entry transfer may request that Debentures representing principal amounts not purchased be credited to such account maintained at DTC as such holder may designate in the box entitled “Special Payment Instructions” above. If no such instructions are given, all such Debentures will be returned by crediting the account at DTC designated above as the account from which such Debentures were delivered.
      8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.
      9. Substitute Form W-9. Each tendering holder who is a U.S. Person (including a U.S. resident alien) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding. If a tendering holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 28% federal income tax withholding on the payment of the purchase price of all Debentures purchased from such holder. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Tendering holders awaiting a TIN should contact the Depositary regarding backup withholding on payments of the purchase price to such holders.
      10. Lost, Destroyed or Stolen Debentures. If any Debenture has been lost, destroyed or stolen, the tendering holder should promptly notify The Bank of New York, at (800) 254-2826. The tendering holder will then be instructed as to the steps that must be taken in order to replace the Debenture(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Debentures have been followed.
      11. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures will be determined by the Purchaser, in its sole discretion, the determination of which shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF THE DEBENTURES WILL NOT BE CONSIDERED VALID. The Purchaser reserves the absolute right, in its sole discretion, to reject any or all tenders of Debentures that are not in proper form or the acceptance of which would, in the Purchaser’s opinion, be unlawful. The Purchaser also reserves the right to waive any defects, irregularities or conditions of tender as to particular Debentures.
      Important: This Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Debentures or confirmation of book-entry transfer and all other required documents) must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).
IMPORTANT TAX INFORMATION
      Under the federal income tax law, a holder who is a U.S. person (including a U.S. resident alien) whose tendered Debentures are accepted for payment is required by law to provide the Depositary (as payer) with such holder’s correct TIN on Substitute Form W-9 below in order to avoid backup withholding with respect to such payment, currently at a rate of 28% of the amount thereof. If such holder is an individual, the TIN is generally such holder’s social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service.
      Certain holders (including, among others, all corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. In order for a foreign individual to avoid backup withholding, such individual must submit a statement (generally, on Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.
      If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is submitted to the Internal Revenue Service in a timely manner.
Purpose of Substitute W-9
      To prevent backup withholding on payments that are made to a holder who is a U.S. person with respect to Debentures purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder’s correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and (b) that such holder is not subject to backup withholding because (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding, or (iii) such holder is exempt from backup withholding.
What Number to Give the Depositary
      The holder is required to give the Depositary the social security number or employer identification number (or other taxpayer identification number) of the record holder of the Debentures tendered hereby. If the Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write “Applied For” in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Tendering holders awaiting a TIN should contact the Depositary regarding backup withholding on payments of the purchase price of such holder.

PAYER’S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

PART I — Taxpayer Identification Number —

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (“Guidelines”).) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (if awaiting TIN write “Applied For”)

Payer’s Request for Taxpayer Identification Number (TIN)	PART II — For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center (“IRS”) or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written “Applied For” in Part I and have completed the Certificate of Awaiting Taxpayer Identification Number, 28% of all reportable payments made to me will be withheld until I provide a correct Taxpayer Identification Number);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also, see instructions in the enclosed Guidelines.) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have written “Applied For” in Part I of a Substitute Form W-9 and have completed the Certificate of Awaiting Taxpayer Identification Number, 28% of all reportable payments made to me will be withheld until I provide a Taxpayer Identification Number.
Signature: ______________________________  Date: ______________________________

     Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers and addresses listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address and telephone numbers set forth below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.
The Dealer Manager for the Offer is:
Citigroup
390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Special Equity Transactions Group
Telephone: (877) 531-8365 (toll-free)
The Information Agent for the Offer is:
17 State Street, 10th Floor
New York, New York 10004
Banks and Brokers call: (212) 440-9800
All others call Toll-Free: (800) 866-1394